UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 25, 2005

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-800-292-9932

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 25, 2005, the Company’s Board of Directors and its Governance and Nominating Committee increased the compensation payable to non-employee directors effective January 1, 2005. Each non-employee director will receive an annual cash retainer fee of $65,000 and a fee of $1,600 for each Board and committee meeting the director attends in person or by teleconference. The chair of the Audit and Examination Committee, the chair of the Human Resources Committee, and each of the chairs of the Credit, Finance, and Governance and Nominating Committees will receive an additional annual cash retainer fee of $25,000, $20,000, and $15,000, respectively. Under the Directors Stock Compensation and Deferral Plan, each non-employee director who has served on the Board for at least the month of April in any year and is re-elected as a director at the annual meeting of stockholders or who joins the Board on or before September 30 will receive, as of the date of the annual meeting or September 30, as the case may be, an award of shares of Company common stock worth $65,000. Each non-employee director who joins the Board on or after October 1 but on or before March 31 of the following year will receive, as of the date of the next annual meeting of stockholders, an award of shares of Company common stock worth $32,500. No change was made to the stock option award program under the Plan, pursuant to which each non-employee director who is elected or re-elected to the Board by stockholders will receive, as of the date of the stockholders meeting, a stock option award based on a Black-Scholes value of $57,000. Each non-employee director who joins the Board on any other date will receive, as of that date, a stock option award prorated to reflect the number of months (rounded up to the next whole month) remaining until the next annual meeting of stockholders. The non-employee members of the Company’s Board of Directors and the committee chairs are identified below.

J.A. Blanchard III

Susan E. Engel

Enrique Hernandez, Jr.

Robert L. Joss (Chair, Credit Committee)

Reatha Clark King

Richard D. McCormick (Chair, Finance Committee)

Cynthia H. Milligan

Philip J. Quigley (Chair, Audit and Examination Committee)

Donald B. Rice (Chair, Governance and Nominating Committee)

Judith M. Runstad

Stephen W. Sanger

Susan G. Swenson

Michael W. Wright (Chair, Human Resources Committee)

The resolutions of the Board of Directors and Governance and Nominating Committee effecting the increases in director compensation are filed as Exhibit 10(a) to this report and incorporated by reference. The Directors Stock Compensation and Deferral Plan is filed as Exhibit 10(b) to this report and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10(a)	Resolutions of Board of Directors and Governance and Nominating Committee, filed herewith.

10(b)	Directors Stock Compensation and Deferral Plan, incorporated by reference to Exhibit 10(b) to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003. Amendments to Directors Stock Compensation and Deferral Plan, incorporated by reference to Exhibit 10(e) to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, and to Exhibit 10 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 31, 2005	WELLS FARGO & COMPANY

	By:	/s/ RICHARD D. LEVY
Richard D. Levy
Senior Vice President and Controller